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Exhibit 99

NEWS RELEASE	Cinergy Corp. 139 East Fourth Street P.O. Box 960 Cincinnati, OH 45201-0960
News contact:	Steve Brash 513-287-2226 (w) 513-231-6895 (h) Angeline Protogere 317-838-1338 (w) 317-298-3090 (h)
Investor contact:	Steve Schrader 513-287-1083
Website:	www.cinergy.com

FOR IMMEDIATE RELEASE—January 23, 2003

CINERGY REPORTS EARNINGS FOR 2002

CINCINNATI—Cinergy Corp. (NYSE:CIN) today reported 2002 earnings of $2.68 per share on a diluted basis, before one-time charges totaling $0.55 for early retirement and other employee severance programs, charges related to certain investments, and a cumulative change in accounting principle. This compares with earnings of $2.75 per share on a diluted basis in 2001. Including one-time charges, 2002 earnings were $2.13 per share on a diluted basis.

In the fourth quarter 2002, Cinergy reported earnings of $0.78 per share before one-time charges of $0.20, compared with $0.69 per share in the same quarter 2001. The one-time charges reflect the costs of the employee programs as well as charges related to certain assets and investments in technology and equipment. Fourth quarter earnings including one-time charges were $0.58 per share.

"We had a solid year of delivering value to all our stakeholders," said James E. Rogers, chairman, president and chief executive officer. "Despite the uncertainties in the energy industry in 2002, we successfully executed on our plan of focusing on our core businesses, strengthening our balance sheet and instituting leading corporate governance practices. As a result of this performance coupled with our favorable outlook for 2003, we announced last week a 2.2% increase in the common stock dividend to $1.84 per share."

Fourth quarter earnings from the Regulated Operations segment were $0.57 per share before one-time charges of $0.02 per share, an increase of $0.25 per share over last year's fourth quarter results. Gross margins were higher as a result of colder weather as well as rate increases related to the company's natural gas distribution business and environmental compliance construction projects. Increased wholesale transmission revenues also contributed to the earnings increase.

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Page 2. Cinergy reports 2002 earnings

The Energy Merchant segment's earnings for the quarter were $0.26 per share before one-time charges of $0.14 per share, compared with $0.39 per share for the fourth quarter last year. The decrease was primarily the result of increased operations and maintenance, depreciation, property taxes and financing costs.

The Power Technology and Infrastructure Services segment lost $0.05 per share before one-time charges of $0.04 per share, down $0.03 per share from the prior year.

In December, the Indiana Utility Regulatory Commission approved the transfer of the Madison and Henry County generating stations to PSI Energy from an unregulated affiliate. PSI is permitted to acquire the two plants at a price based on the December 1, 2002 net book value. In addition, PSI is allowed to defer depreciation and carrying costs associated with the plants until the cost of the plants is fully reflected in PSI's base rates in 2004. Additionally, Federal Energy Regulatory Commission approval is required to complete the transaction.

In late December, PSI Energy applied to the IURC for an increase in rates of approximately $225 million. The proposed increase would reflect in rates major construction projects related to environmental compliance, growing power demands of its customers and transmission and distribution system improvements to maintain reliable service. If approved by state regulators, the increase is expected to be effective in early 2004.

Major achievements in 2002 included:

  •
  Successful completion of reviews by all three major credit ratings agencies resulting in a stable outlook

  •
  Approval of base rate increases for natural gas service in Ohio and Kentucky, along with a tracking mechanism to recover costs associated with a major gas main replacement program

  •
  Issuance of $200 million of common stock at the Cinergy Corp. level and $500 million of senior unsecured debentures due in 2012 with a coupon of 5.7 percent by The Cincinnati Gas & Electric Co.

  •
  Record electric system peak of 11,305 megawatts on August 1, 2002

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Page 3. Cinergy reports 2002 earnings

  •
  Completion of construction and testing of nitrogen oxide control systems on four generating units

  •
  Enactment of a series of corporate governance measures and a decision to begin expensing stock options in 2003

Cinergy Corp. has a balanced, integrated portfolio consisting of two core businesses: regulated operations and energy merchant. Cinergy owns regulated delivery operations in Ohio, Indiana, and Kentucky that serve 1.5 million electric customers and about 500,000 gas customers. In addition, its Indiana regulated operations own 6,000 megawatts of generation. Cinergy's energy merchant business is a Midwest leader in low-cost generation owning 7,000 megawatts of capacity with a profitable balance of stable existing customer portfolios, new customer origination, marketing and trading, and industrial-site cogeneration. The "into Cinergy" power-trading hub is the most liquid trading hub in the nation.

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management's beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as "anticipate", "believe", "intend", "estimate", "expect", "continue", "should", "could", "may", "plan", "project", "predict", "will", and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to, unanticipated weather conditions; unscheduled generation outages; unusual maintenance or repairs; unanticipated changes in costs; environmental incidents, including costs of compliance with existing and future environmental requirements; electric transmission or gas pipeline system constraints; legislative and regulatory initiatives; additional competition in electric or gas markets and continued industry consolidation; financial or regulatory accounting principles; political, legal, and economic conditions and developments in the countries in which we have a presence; changing market conditions and other factors related to physical energy and financial trading activities; the performance of projects undertaken by our non-regulated businesses and the success of efforts to invest in and develop new opportunities; availability of, or cost of, capital; employee workforce factors; delays and other obstacles associated with mergers, acquisitions, and investments in joint ventures; and costs and effects of legal and administrative proceedings, settlements, investigations, and claims. Please refer to the company's SEC filings for additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements. The Company undertakes no obligation to update the information contained herein.

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CINERGY CORP.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
For the Periods Ended December 31, 2002
(unaudited)
 (in thousands, except per share amounts)

	Quarter Ended		Year To Date
	2002	2001	2002	2001
Operating Revenues
Electric	$1,755,017	$1,445,295	$6,912,349	$8,255,847
Gas	1,620,924	825,970	4,916,919	4,662,916
Other	41,522	16,602	130,813	78,246

	3,417,463	2,287,867	11,960,081	12,997,009
Operating Expenses
Fuel used in electric production	206,325	185,906	865,066	779,297
Gas purchased	1,529,607	764,296	4,668,941	4,431,899
Purchased and exchanged power	961,085	701,485	3,646,825	5,226,506
Other operation	289,320	200,366	1,094,602	811,052
Maintenance	42,100	45,542	203,796	202,274
Depreciation	112,807	99,246	414,004	374,399
Taxes other than income taxes	61,443	51,826	263,002	227,652

	3,202,687	2,048,667	11,156,236	12,053,079
Operating Income	214,776	239,200	803,845	943,930
Other Income and (Expenses)—Net
Allowance for equity funds used during construction	4,059	3,465	12,861	8,628
Equity in earnings of unconsolidated subsidiaries	7,905	5,589	15,261	1,494
Other—net	6,624	24,546	(573)	31,044

	18,588	33,600	27,549	41,166
Interest and Other Charges
Interest on long-term debt	66,042	63,155	246,727	218,939
Other interest	2,991	8,860	22,003	60,807
Allowance for borrowed funds used during construction	(4,811)	(4,578)	(18,824)	(13,954)

	64,222	67,437	249,906	265,792
Preferred Trust
Preferred dividend requirement of subsidiary trust	5,985	1,067	23,832	1,067
Income Before Taxes	163,157	204,296	557,656	718,237
Income Taxes	36,965	77,389	157,320	255,978
Preferred dividend requirements of subsidiaries	858	858	3,433	3,433

Income Before Discontinued Operations and Cumulative Effect of a Change in Accounting Principle	$125,334	$126,049	$396,903	$458,826
Discontinued Operations, net of tax	(25,138)	(15,455)	(25,428)	(16,547)
Cumulative Effect of a Change in Accounting Principle, net of tax(1)	—	—	(10,899)	—

Net Income	$100,196	$110,594	$360,576	$442,279
Other comprehensive income, net of tax	(8,076)	(2,386)	(12,871)	(6,034)

Comprehensive Income	$92,120	$108,208	$347,705	$436,245
Average Common Shares Outstanding	168,538	159,291	167,047	159,110
Earnings Per Common Share
Income Before Discontinued Operations and Cumulative Effect of a Change in Accounting Principle	$0.74	$0.80	$2.37	$2.88
Discontinued Operations, net of tax	(0.15)	(0.10)	(0.15)	(0.10)
Cumulative Effect of a Change in Accounting Principle, net of tax(1)	—	—	(0.06)	—

Net Income	$0.59	$0.70	$2.16	$2.78
Earnings Per Common Share—Assuming Dilution
Income Before Discontinued Operations and Cumulative Effect of a Change in Accounting Principle	$0.73	$0.79	$2.34	$2.85
Discontinued Operations, net of tax	(0.15)	(0.10)	(0.15)	(0.10)
Cumulative Effect of a Change in Accounting Principle, net of tax (1)	—	—	(0.06)	—

Net Income	$0.58	$0.69	$2.13	$2.75
Dividends Declared Per Common Share	$0.45	$0.45	$1.80	$1.80

(1)
This accounting change reflects the impairment of certain goodwill assets under the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets. The amount was quantified during the 4th quarter as allowed by Statement 142 but is effective as of January 1, 2002. As a result, year-to-date Net Income and Earnings Per Share reflect the effect of this adjustment but the 4th quarter results do not.

CINERGY CORP.
CONSOLIDATED BALANCE SHEETS
(unaudited)
 (in thousands)

	December 31 2002	December 31 2001
ASSETS
Current Assets
Cash and temporary cash investments	$221,083	$111,067
Restricted deposits	8,116	8,055
Notes receivable	135,873	31,173
Accounts receivable less accumulated provision for doubtful accounts of $16,374 at December 31, 2002, and $34,110 at December 31, 2001	1,292,410	1,116,225
Materials, supplies and fuel—at average cost	319,456	239,648
Prepayments and other	118,208	110,102
Energy risk management current assets	464,028	449,397

Total current assets	2,559,174	2,065,667
Property, Plant, and Equipment—at Cost
Utility plant in service	8,641,351	8,089,961
Construction work in progress	469,300	464,560

Total utility plant	9,110,651	8,554,521
Non-regulated property, plant, and equipment	4,704,904	4,478,087
Accumulated depreciation	5,166,881	4,840,757

Net property, plant, and equipment	8,648,674	8,191,851
Other Assets
Regulatory assets	1,022,696	1,015,863
Investments in unconsolidated subsidiaries	417,188	332,027
Energy risk management non-current assets	162,773	134,445
Other investments	163,851	164,155
Other	331,552	333,851

Total other assets	2,098,060	1,980,341
Assets of Discontinued Operations	1,120	61,954
Total Assets	$13,307,028	$12,299,813
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$1,321,968	$1,024,412
Accrued taxes	254,823	195,976
Accrued interest	64,340	56,216
Notes payable and other short-term obligations	667,973	1,144,955
Long-term debt due within one year	91,454	148,431
Energy risk management current liabilities	407,710	429,794
Other	108,056	125,436

Total current liabilities	2,916,324	3,125,220
Non-current Liabilities
Long-term debt	4,180,768	3,596,730
Deferred income taxes	1,471,872	1,302,042
Unamortized investment tax credits	118,095	127,385
Accrued pension and other post-retirement benefit costs	626,167	498,801
Energy risk management non-current liabilities	143,991	135,619
Other	183,613	187,760

Total non-current liabilities	6,724,506	5,848,337
Liabilities of Discontinued Operations	1,707	15,637
Total Liabilities	9,642,537	8,989,194
Preferred Trust Securities
Company obligated mandatorily redeemable preferred trust securities of subsidiary holding solely debt securities of the company	308,187	306,327
Cumulative Preferred Stock of Subsidiaries
Not subject to mandatory redemption	62,828	62,833
Common Stock Equity
Common stock—$0.01 par value; authorized shares—600,000,000; outstanding shares—168,663,115 at December 31, 2002, and 159,402,839 at December 31, 2001	1,687	1,594
Paid-in capital	1,918,136	1,619,659
Retained earnings	1,403,453	1,337,135
Accumulated other comprehensive income	(29,800)	(16,929)

Total common stock equity	3,293,476	2,941,459
Total Liabilities and Equity	$13,307,028	$12,299,813

Note: Prior year's data has been reclassified to conform with current year's presentation.

CINERGY CORP.
BUSINESS SEGMENT SUMMARY INFORMATION
For the Quarter Ended December 31
(unaudited)
(dollars in thousands, except per share amounts)

	2002	2001
Energy Merchant
Earnings Before Interest and Taxes (EBIT)	$40,004	$126,858
Net Income	$21,824	$63,315
Earnings Per Share—diluted	$0.12	$0.39
Electricity Trading Volumes (Mwhs)	39,126,610	24,622,133
Physical and Financial Gas Trading Volumes (Bcf/d)	50.6	51.2
Regulated Operations
Earnings Before Interest and Taxes (EBIT)	$183,546	$132,246
Net Income	$93,045	$50,863
Earnings Per Share—diluted	$0.55	$0.32
Electric Retail MWH Sales and Transportation	12,477,528	11,743,189
Gas Retail MCF Sales and Transportation	30,724,445	25,557,592
Electric Customers (End of Period)	1,531,848	1,509,743
Gas Customers (End of Period)	503,900	495,986
Power Technology & Infrastructure Services
Earnings Before Interest and Taxes (EBIT)	$(15,324)	$(1,759)
Net Income	$(14,673)	$(3,584)
Earnings Per Share—diluted	$(0.09)	$(0.02)

2001 has been reclassified to reflect all international results in Energy Merchant.
Electric trading volumes revised per new FERC directive, order 2001 issued 4/25/02

CINERGY CORP.
BUSINESS SEGMENT EARNINGS ANALYSIS SUMMARY
For the Quarter Ended December 31, 2002
(unaudited)

Energy Merchant
Earnings Per Share—diluted—2001	$0.39
Gross margins from regulated retail contracts	(0.03)
Financing, depreciation, and property taxes costs	(0.06)
O&M costs	(0.07)
Other—net	0.03
Employee retirement/severance and other one-time charges	(0.14)
Earnings Per Share—diluted—2002	$0.12
Regulated Operations
Earnings Per Share—diluted—2001	$0.32
Gross margins	0.29
Financing, depreciation, and property taxes costs	(0.02)
O&M costs	(0.01)
Other—net	(0.01)
Employee retirement/severance and other one-time charges	(0.02)
Earnings Per Share—diluted—2002	$0.55
Power Technology & Infrastructure Services
Earnings Per Share—diluted—2001	$(0.02)
Operating results of investments	(0.01)
Mark-to-market valuation of technology investments	(0.02)
Employee retirement/severance and other one-time charges	(0.04)
Earnings Per Share—diluted—2002	$(0.09)

2001 has been reclassified to reflect all international results in Energy Merchant.

CINERGY CORP.
BUSINESS SEGMENT SUMMARY INFORMATION
For the Year to Date December 31
(unaudited)
 (dollars in thousands, except per share amounts)

	2002	2001
Energy Merchant
Earnings Before Interest and Taxes (EBIT)	$274,142	$402,166
Net Income	$126,083	$194,637
Earnings Per Share—diluted	$0.74	$1.21
Electricity Trading Volumes (Mwhs)	125,111,979	116,496,617
Physical and Financial Gas Trading Volumes (Bcf/d)	58.1	46.4
Regulated Operations
Earnings Before Interest and Taxes (EBIT)	$556,740	$580,497
Net Income	$269,922	$266,423
Earnings Per Share—diluted	$1.60	$1.66
Electric Retail MWH Sales and Transportation	52,125,169	49,755,165
Gas Retail MCF Sales and Transportation	91,740,279	89,886,977
Electric Customers (End of Period)	1,531,848	1,509,743
Gas Customers (End of Period)	503,900	495,986
Power Technology & Infrastructure Services
Earnings Before Interest and Taxes (EBIT)	$(35,815)	$(14,114)
Net Income	$(35,429)	$(18,781)
Earnings Per Share—diluted	$(0.21)	$(0.12)

2001 has been reclassified to reflect all international results in Energy Merchant.
Electric trading volumes revised per new FERC directive, order 2001 issued 4/25/02

CINERGY CORP.
BUSINESS SEGMENT EARNINGS ANALYSIS SUMMARY
For the Year to Date December 31, 2002
(unaudited)

Energy Merchant
Earnings Per Share—diluted—2001	$1.21
Origination, marketing and trading	0.08
Gross margins from regulated retail contracts	(0.01)
Fuel costs	0.06
Financing, depreciation, and property taxes costs	(0.18)
O&M costs	(0.10)
Other—net	(0.02)
Employee retirement/severance and other one-time charges	(0.30)
Earnings Per Share—diluted—2002	$0.74
Regulated Operations
Earnings Per Share—diluted—2001	$1.66
Gross margins	0.28
Financing, depreciation, and property taxes costs	(0.09)
O&M costs	(0.05)
Other—net	(0.02)
Employee retirement/severance and other one-time charges	(0.18)
Earnings Per Share—diluted—2002	$1.60
Power Technology & Infrastructure Services
Earnings Per Share—diluted—2001	$(0.12)
Operating results of investments	0.02
Mark-to-market valuation of technology investments	(0.4)
Employee retirement/severance and other one-time charges	(0.07)
Earnings Per Share—diluted—2002	$(0.21)

2001 has been reclassified to reflect all international results in Energy Merchant.

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  Exhibit 99
CINERGY CORP. BUSINESS SEGMENT EARNINGS ANALYSIS SUMMARY For the Quarter Ended December 31, 2002 (unaudited)